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                                                                  CONFORMED COPY

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                         Date of Report: April 28, 2006

                 Date of earliest event reported: April 27, 2006

                               CAMBREX CORPORATION
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                1-10638                          22-2476135
(State or other jurisdiction of incorporation)     (Commission File Number)     (IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                      07073
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                 APRIL 28, 2006

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2006, Cambrex Corporation issued a press release announcing its financial results for the first quarter 2006. The Press Release is attached to this Form 8-K as Exhibit 99.1.

Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          (99.1) Cambrex Corporation Press Release dated April 27, 2006.

     Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        CAMBREX CORPORATION


Date: April 28, 2006                    By: /s/ Luke M. Beshar
                                            ------------------------------------
                                        Name: Luke M. Beshar
                                        Title: Executive Vice President
                                               Chief Financial Officer

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EXHIBIT 99.1 - Cambrex Corporation Press Release dated April 27, 2006